UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2025

BTCS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40792	90-1096644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9466 Georgia Avenue #124, Silver Spring, MD 20910

(Address of Principal Executive Offices, and Zip Code)

(202) 430-6576

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BTCS	The Nasdaq Stock Market (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 4, 2025, the Board of Directors (the “Board”) of BTCS Inc. (the “Company”) approved a share repurchase program (the “Repurchase Program”). Under the Repurchase Program, the Company is authorized to repurchase up to an aggregate of $50 million of its common stock over a three-year period, subject to certain conditions.

The Repurchase Program permits the Company to repurchase shares of common stock from time to time in the open market, in privately negotiated transactions, or otherwise, in such quantities, at such prices, and in such manner as determined by the Company’s Chief Executive Officer in accordance with the Board’s authorization.

Repurchases will be conducted in compliance with Rule 10b-18 under the Securities Exchange Act of 1934 and applicable state law. H.C. Wainwright & Co., LLC has been engaged as the sole broker to implement the Repurchase Program.

In addition, as part of the Repurchase Program:

●	No repurchases may occur at a price per share greater than the current fair market value of the Company’s crypto assets and cash divided by its outstanding common shares, as determined in good faith by the CEO.
●	Repurchases may not occur if the purchase price is less than a 25% discount to any limit orders in any 10b5-1 plan of a named executive officer (“NEO”), or within 20 calendar days of any market-based order under any such plan.

The Company is not obligated to repurchase any specific number of shares under the Repurchase Program, and the timing and actual number of shares repurchased will depend on a variety of factors, including market conditions, trading volume, and other business considerations. The Repurchase Program may be modified, suspended, or discontinued at any time by the Board.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTCS INC.

Date: September 8, 2025	By:	/s/ Charles W. Allen
	Name:	Charles W. Allen
	Title:	Chief Executive Officer